This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-8403.

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[LOGO] Bernstein



                                           ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS
                    -AllianceBernstein Real Estate Investment Institutional Fund

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                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 JANUARY 4, 2006

On December 6, 2005, the shareholders of AllianceBernstein Institutional Funds (the "Company") elected directors for the Company. The shareholders also approved changes to the Company's charter and the fundamental investment policies of the AllianceBernstein Real Estate Investment Institutional Fund (the "Real Estate Fund"). These changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds.

The shareholders also approved the reclassification of the Real Estate Fund's investment objective as non-fundamental. The Board will now be able to approve changes to the Real Estate Fund's investment objective without incurring the costs and delays of obtaining shareholder approval. Shareholders will be notified at least 60 days in advance of any such change.

In addition to this reclassification of the Real Estate Fund's investment objective, the shareholders have approved a change to the Real Estate Fund's investment objective. This change is intended to standardize the Real Estate Fund's investment objective with respect to other similarly managed AllianceBernstein Mutual Funds. The table below outlines the Real Estate Fund's previous investment objective and the approved change to that objective.

Previous Investment Objective                      Approved Investment Objective
-----------------------------                      -----------------------------

o    Total return from                             o    Total return from
     long-term growth of                                long-term growth of
     capital and income                                 capital and income.
     principally through
     investing in equity
     securities of companies
     that are primarily
     engaged in or related to
     the real estate industry.

None of the changes described above is expected to cause any significant change in the management of the Real Estate Fund.

The changes are expected to take effect on February 1, 2006.

For more information, please call your Bernstein advisor or visit our website at www.Bernstein.com.

This Supplement should be read in conjunction with the Prospectus for the AllianceBernstein Real Estate Investment Institutional Fund dated March 1, 2005, offering Class I shares of the Fund.


00250.0451 #623263